UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2008
First Priority Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-140879	20-8420347
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 West Liberty Boulevard, Suite 104 Malvern, Pennsylvania (Address of principal executive offices)	19355 (Zip Code)
Registrant’s telephone number, including area code (610) 280-7100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On May 13, 2008, the First Priority Financial Corp. (“Company”) issued a letter to its shareholders that discussed the Company’s March 31, 2008 quarter end results and the Company’s 2008 annual meeting. The letter and a related enclosure are attached hereto as Exhibit 99.1. Also, enclosed with this letter was the Company’s press release regarding the Company’s March 31, 2008 quarter end results. This press release was reported on a Form 8-K on April 25, 2008 and is incorporated herein by reference.
The information in this report and the attached Exhibit 99.1 is being furnished pursuant to Item 8.01 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
           (d)         Exhibits
                         99.1 Letter to Shareholders of First Priority Financial Corp., dated May 13, 2008, regarding results for the quarter ended March 31, 2008 and the 2008 annual meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY FINANCIAL CORP.
Dated: May 13, 2008	By:	/s/ Mark Myers
Mark Myers
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Letter to Shareholders of First Priority Financial Corp., dated May 13, 2008, regarding results for the quarter ended March 31, 2008 and the 2008 annual meeting.